UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K
                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported): APRIL 16, 1998


                  ITT EDUCATIONAL SERVICES, INC.
      (Exact name of registrant as specified in its charter)


         DELAWARE             1-13144          36-2061311
      (State or other       (Commission       (IRS Employer
      jurisdiction of      File Number)    Identification No.)
      incorporation)


  5975 CASTLE CREEK PARKWAY N. DRIVE
                   P.O. BOX 50466
              INDIANAPOLIS, INDIANA                            46250-
  0466(Address of principal executive offices)
  (Zip Code)



    Registrant's telephone number, including area code:  (317) 594-9499

ITEM 5.   OTHER EVENTS

          The Press Release issued by the Company dated April 16, 1998, reporting the Company's financial results for the quarter ended March 31, 1998, is incorporated herein by reference and filed with this report as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The list of exhibits set forth in the Index to Exhibits on page S-2 is incorporated herein by reference.
























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
                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ITT Educational Services, Inc.

Date: April 16, 1998
                             By:      /S/ CLARK D. ELWOOD
                                  Clark D. Elwood, Senior Vice President,
                                  General Counsel & Secretary

                             INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION

   99.1               Text of Press Release issued by the Company dated
                      April 16, 1998.








































                                S-2